UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 10, 2006

Apollo Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	333-112591	52-2439556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, 41st Floor, New York, NY 10019

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 212-515-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

The following press release was issued by Apollo Investment Corporation on March 10, 2006:

APOLLO INVESTMENT CORPORATION

ANNOUNCES PUBLIC OFFERING OF COMMON STOCK

New York, N.Y. – March 9, 2006 – Apollo Investment Corporation (NASDAQ: AINV) announced today that it plans to make a public offering of 15 million shares of its common stock. The Company has granted the underwriters an option to purchase up to an additional 2,250,000 shares to cover over-allotments. The offering price of the shares will be determined by market conditions at the time of pricing in consultation with the underwriters of the offering.

The joint book-running managers for the offering are Citigroup Corporate and Investment Banking, J.P. Morgan Securities Inc., Banc of America Securities LLC and Bear, Stearns & Co. Inc. The co-managers are UBS Investment Bank, Wachovia Securities, SunTrust Robinson Humphrey, RBC Capital Markets, Calyon Securities (USA) Inc. and Scotia Capital.

A shelf registration statement relating to the shares in this offering has been filed with the Securities and Exchange Commission and has become effective.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the offered shares, and none of these shares may be sold in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained when available from Citigroup Corporate and Investment Banking, at the Brooklyn Army Terminal, 140 58th Street, Brooklyn, NY 11220 (telephone number: 718-765-6732; email: batprospectusdept@citigroup.com).

ABOUT APOLLO INVESTMENT CORPORATION

Apollo Investment Corporation, or the Company, is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company’s investment portfolio is principally in middle-market private companies. The Company invests primarily in mezzanine loans and senior secured loans in furtherance of its business plan and also invests in the equity of portfolio companies. From time to time, the Company invests in public companies that are not thinly traded. Apollo Investment Corporation is managed by Apollo Investment Management, L.P., an affiliate of Apollo Management, L.P., a leading private equity investor.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

CONTACT: Richard L. Peteka of Apollo Investment Corporation, (212) 515-3488

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Investment Corporation

/s/ Richard L. Peteka
(Signature)

By: Richard L. Peteka
Title: Chief Financial Officer
Date: March 10, 2006